CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$ 17,827	$ 12,746	$ 49,844
Other comprehensive income - Defined benefit plan	23	4	55
Currency translation adjustment	3,313	0	0
Other comprehensive income	3,336	4	55
Comprehensive income	$ 21,163	$ 12,750	$ 49,899